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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 11, 2001




                                COMPOSITECH LTD.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)

          0-20701                                       11-2710467
(Commissioner File Number)                  (IRS Employer Identification Number)



                               710 Koehler Avenue
                           Ronkonkoma, New York 11779
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (631) 585-7710

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Item 3.  Bankruptcy or Receivership

On July 11, 2001, the Company filed a voluntary Chapter 11 petition in the United States Bankruptcy Court for the Eastern District of New York, Case No. 01-85428. The Company is continuing as a debtor in possession with its prior management, pursuant to Section 1107 of Title 11 of the United States Code. The Company intends to file a plan as provided by Chapter 11 of the United States Bankruptcy Code as soon as practicable.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COMPOSITECH LTD.

                                   By: /s/ Samuel S. Gross
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                                       Samuel S. Gross
                                       Executive Vice President,
                                        Secretary and Treasurer

Date: July 12, 2001